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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 2, 1996

                            ------------------------

                         THE FRESH JUICE COMPANY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
           DELAWARE                        0-15320                      11-2771046
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)             (IRS EMPLOYER
       OF INCORPORATION)                                            IDENTIFICATION NO.)
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                               35 WALNUT AVENUE,
                                    SUITE 4,
                            CLARK, NEW JERSEY 07066
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (908) 396-1112

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ITEM 2 -- ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to a Merger Agreement dated as of November 18, 1996 (the "Agreement"), The Fresh Juice Company, Inc. (the "Company") acquired by merger all of the outstanding capital stock of Hansen's Juices, Inc. ("Hansen's") in exchange for $90,000.00 in cash, 597,443 shares of the common stock, $.01 par value, of the Company (the "Common Stock"), warrants to purchase 300,000 shares of Common Stock for $3.00 per share and the assumption of Hansen's debt. The cash portion of the purchase price paid by the Company was funded from the cash flow from the Company's operations. The acquisition of Hansen's closed on December 2, 1996 and became effective on such date (the "Effective Time"). At the Effective Time, Hansen's was merged with and into The Fresh Juice Company of California, Inc. ("Fresh Juice of California"), a newly formed Delaware corporation and a wholly-owned subsidiary of the Company (the "Merger"). The acquisition of Hansen's by merger will be accounted for as a purchase.

     As a result of the Merger, Fresh Juice of California succeeded to all of Hansen's rights, liabilities, and activities in producing and marketing fresh fruit juices, smoothies and juice blends. Fresh Juice of California will continue to operate its business from the offices and plant leased by Hansen's in Azusa, California.

     In connection with the acquisition of Hansen's by merger, the stockholders of Hansen's and their designee Anthony Kane, a former stockholder of Hansen's, each received the consideration set forth below:

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
                                                                                WARRANTS TO PURCHASE
                                                                                  COMMON STOCK AT
                   STOCKHOLDER                      CASH       COMMON STOCK       $3.00 PER SHARE
-------------------------------------------------  -------     ------------     --------------------
Gary Hansen......................................  $30,000        222,075              42,858
Burton S. Rosky and Leatrice J. Rosky............       --         74,700              42,857
  Family Trust of 1995
Gary Todd........................................  $20,000         74,334              42,857
Jeffrey Heavirland...............................       --         77,667              42,857
David Burger.....................................  $30,000         71,000              42,857
Timothy Kane.....................................  $10,000         77,667              42,857
Anthony Kane.....................................       --             --              42,857
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     The Company has also entered into a Registration Rights Agreement with Gary
Hansen, Jeffrey Heavirland, Burton S. Rosky and Leatrice J. Rosky Family Trust
of 1995, Gary Todd, David Burger and Timothy Kane, pursuant to which each has been granted by the Company "piggy back" registration rights for up to four percent (4%) of the Common Stock issued to them pursuant to the terms of the
Agreement.

     Simultaneously with the Merger, the Company also restructured a portion of Hansen's existing debt obligations owed to Hansen's former stockholders and in connection therewith delivered to Anthony Kane $60,000 in cash and 20,226 shares of Common Stock.

     In connection with the Merger, Hansen's president, Gary Hansen, entered into a three year consulting agreement with the Company; Jeffrey Heavirland, a vice president and the secretary of Hansen's, was named president and chief executive officer of Fresh Juice of California; Gary Todd, Hansen's treasurer and vice president -- production, was named vice president of Fresh Juice of California; and David Burger, Hansen's assistant treasurer and vice president -- operations, was named vice president of Fresh Juice of California.

     Pursuant to the terms of the Agreement, the Hansen's stockholders have agreed to defend, indemnify and hold the Company and Fresh Juice of California, and their respective stockholders, subsidiaries, representatives and affiliates, and persons serving as officers, directors, partners, employees or agents thereof harmless from and against any damages, liabilities, losses, taxes, fines, penalties, costs and expenses arising from (a) the falsity or material breach of any of the representations, warranties or covenants of Hansen's and the Hansen's stockholders in the Agreement; (b) assessments, fines or penalties resulting from any tax audit, review or assessment relating to any income, sales, use, property or other tax return filed, or which should have been filed, by Hansen's, prior to the Effective Time; and (c) product liability claims resulting from products manufactured by Hansen's on or prior to the Effective Time. Except as otherwise provided in the Agreement, the indemnification obligations described above (a) apply only to the portion of indemnifiable losses exceeding

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One Hundred Thousand 00/100 Dollars ($100,000.00) in the aggregate; and (b) are limited to the value of the consideration paid to each of the Hansen's stockholders, valued as of the Effective Time.

     The Company and Fresh Juice of California have agreed pursuant to the terms of the Agreement to defend, indemnify and hold Hansen's and the Hansen's stockholders and their respective stockholders, subsidiaries, representatives and affiliates, and persons serving as officers, directors, partners, employees or agents thereof, harmless from and against any damages, liabilities, losses, taxes, fines, penalties, costs, and expenses arising from the falsity or material breach of any of the representations, warranties or covenants of the Company and Fresh Juice of California in the Agreement. Except as otherwise provided in the Agreement, the indemnification obligations described above (a) apply only to the portion of indemnifiable losses exceeding One Hundred Thousand 00/100 Dollars ($100,000.00) in the aggregate; and (b) are limited to the value of the consideration paid to Hansen's stockholders valued as of the Effective Time.

     The Agreement also provides that, if requested by Community Bank, Hansen's institutional lender, the Company shall, after the Effective Time, (a) cause Hansen's to satisfy Hansen's liabilities and obligations under its term loan (the "Term Loan") and line of credit (the "Line of Credit") with Community Bank, and (b) cause Community Bank to release Gary Hansen from his personal guaranty of Hansen's obligations under the Community Bank loans. The approximate outstanding balances due under the Term Loan and Line of Credit, as of the date hereof, are $687,910 and $139,925.82, respectively. Community Bank has orally agreed to allow Fresh Juice of California to assume Hansen's obligations under the Term Loan and a written commitment from Community Bank regarding that assumption of debt is being prepared. The Company will satisfy the outstanding balance on the Line of Credit from cash flow from the Company's operations.

     The Agreement and the Company's press release regarding the Merger, each of which were filed as Exhibits 2(a) and 99, respectively, to the Current Report on Form 8-K, dated November 18, 1996, filed by the Company on December 3, 1996, are each incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents.

ITEM 7 -- FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of businesses acquired.

     It is presently impracticable to provide the required financial statements for Hansen's. The required financial statements will be filed as soon as practicable, but not later than February 15, 1997.

     (b) Pro forma financial information.

     It is presently impracticable to provide the required proforma financial information for the acquisition by merger of Hansen's. The required proforma financial information will be filed as soon as practicable, but not later than February 15, 1997.

     (c) Exhibits

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
  EXHIBIT
  NUMBER                                         DESCRIPTION
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
    2(a)      Merger Agreement dated as of November 18, 1996 among The Fresh Juice Company,
              Inc., The Fresh Juice Company of California, Inc., Hansen's Juices, Inc., Gary
              Hansen, Jeffrey Heavirland, Burton S. Rosky and Leatrice J. Rosky Family Trust of
              1995, Gary Todd, David Burger and Timothy Kane is incorporated herein by reference to Exhibit 2(a) to the Current Report on Form 8-K dated November 18, 1996 filed by
              The Fresh Juice Company, Inc. on December 3, 1996.
      99      News Release filed dated November 19, 1996 is incorporated herein by reference to
              Exhibit 99 to the Current Report on Form 8-K dated November 18, 1996 filed by The
              Fresh Juice Company, Inc. on December 3, 1996.
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                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                          THE FRESH JUICE COMPANY, INC.

                                          By:      /s/  STEVEN M. BOGEN

                                            ------------------------------------
                                              Steven M. Bogen, Chief Executive
                                                           Officer

Dated: December 16, 1996

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                               INDEX TO EXHIBITS

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                                                                                        SEQUENTIAL
  EXHIBIT                                                                                  PAGE
  NUMBER                                    DESCRIPTION                                   NUMBER
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
    2(a)      Merger Agreement dated as of November 18, 1996 among The Fresh Juice
              Company, Inc., The Fresh Juice Company of California, Inc., Hansen's
              Juices, Inc., Gary Hansen, Jeffrey Heavirland, Burton S. Rosky and
              Leatrice J. Rosky Family Trust of 1995, Gary Todd, David Burger and
              Timothy Kane is incorporated herein by reference to Exhibit 2(a) to the
              Current Report on Form 8-K dated November 18, 1996 filed by The Fresh
              Juice Company, Inc. on December 3, 1996.................................
      99      News Release filed dated November 19, 1996 is incorporated herein by reference to Exhibit 99 to the Current Report on Form 8-K dated November
              18, 1996 filed by The Fresh Juice Company, Inc. on December 3, 1996.....
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